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                                                                    EXHIBIT 99.3


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of United American Healthcare Corporation (the "Company") on Form 10-K for the fiscal year ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Gregory H. Moses, Jr., President and Chief Executive Officer of the Company, and William E. Jackson, II, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  October 15, 2002

/s/ Gregory H. Moses, Jr.
--------------------------------------------
President and Chief Executive Officer
(principal executive officer)


/s/ William E. Jackson, II
--------------------------------------------
Chief Financial Officer
(principal financial officer)